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Exhibit 99.1

HALO Industries, Inc.
December 2002

Case #02 B 12059

Exhibit A—Cash Flow Statement

HALO INDUSTRIES—DIP	Actual December	Budget December	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	2,015	2,650	(635)
CASH REQUIREMENTS
PRODUCT	1,234	2,028	794
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS / A/P	—	—	—
SELLING EXPENSE
COMMISSIONS	197	228	31
WAGES	7	10	3
SEVERANCE	—	—	—
PAYROLL TAX	6	18	12
SALES ASST.	—	—	—
SAMPLE EXPENSE	6	12	6
MARKETING EXP	0	—	(0)
CATALOGS	0	7	6
ADVERTISING	—	5	5
AUTOMOBILE	—	—	—
TRAVEL	5	—	(5)
MEALS & ENT.	11	—	(11)
PROMOTION & BUS. EXP.	—	0	0
EXHIBITS & SHOWS	—	16	16
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	—	30	30
RECRUITING EXPENSE	0	—	(0)
MONTHLY ALLOWANCE	—	16	16
TOTAL SELLING	232	342	110
G&A EXPENSES
WAGES	271	270	(1)
WAGES—SEVERANCE	64	74	10
BONUS	5	—	(5)
TEMP HELP	4	1	(3)
SALARY—OTHER	—	20	20
PAYROLL TAXES	16	26	11
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	—	1	1
GROUP INSURANCE	—	(16)	(16)
SELF INSURANCE CLAIMS	225	176	(49)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	18	7	(11)
M&E	3	4	1
AUTO EXP	—	—	—
RENT EXPENSE	94	58	(37)
RENT ADD ON EXP	10	2	(8)
UTILITIES	2	2	(0)
R&M & CAP EX	3	2	(1)
ALARM SERVICE	0	—	(0)
MOVING EXP	6	10	4
EQUIP RENTAL	1	—	(1)
REAL ESTATE TAXES	—	—	—
TELEPHONE	27	44	17
TELEPHONE REPAIRS	1	2	1
FREIGHT HOUSE	3	6	3
POSTAGE	5	4	(1)

COLLECTION EXP	2	2	(0)
BANK/CREDIT CARD FEES	12	8	(4)
OFFICE EXP	4	4	0
PRINTING/STATIONARY	4	6	2
DUES & SUBS	3	0	(3)
DATA LINES	7	9	2
COMPUTER SUPPLIES	1	0	(1)
COMPUTER SUPPORT	6	19	13
OFFICE SUPPLIES	1	6	4
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	1	7	6
PROFESSIONAL FEES	619	809	190
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	1	274	273
USE TAX/SALES TAX	14	60	46
CONTRIBUTIONS	—	0	0
INTEREST	—	—	—
MISCELLANEOUS	—	6	6
MANAGEMENT FEE/(RECEIPT)	—	(110)	(110)

TOTAL G&A	1,433	1,793	360

TOTAL CASH DISBURSEMENTS	2,899	4,164	1,265

NET CASH FLOW	(884)	(1,514)	629

LEE WAYNE	Actual December	Budget December	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	5,117	4,293	823
CASH REQUIREMENTS
PRODUCT	3,073	2,669	(404)
SUPPLIER DEPOSITS	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	558	653	95
WAGES	28	30	2
SEVERANCE	—	—	—
PAYROLL TAX	4	5	1
SALES ASST.	—	—	—
SAMPLE EXPENSE	26	34	8
MARKETING EXP	8	6	(2)
CATALOGS	1	12	11
ADVERTISING	0	5	5
AUTOMOBILE	—	0	0
TRAVEL	5	7	2
MEALS & ENT.	2	2	1
PROMOTION & BUS. EXP.	—	—	—
EXHIBITS & SHOWS	0	62	62
NATIONAL MEETING EXP.	—	29	29
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	128	44	(84)
RECRUITING EXPENSE	0	1	1
MONTHLY ALLOWANCE	—	—	—
TOTAL SELLING	761	892	131
G&A EXPENSES
WAGES	224	184	(40)
WAGES—SEVERANCE	—	—	—
BONUS	—	—	—
TEMP HELP	—	2	2
SALARY—OTHER	—	60	60
PAYROLL TAXES	14	14	0
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	0	1	0
401K EXP	—	5	5
GROUP INSURANCE	0	25	25
SELF INSURANCE CLAIMS	—	—	—
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	6	2	(4)
M&E	2	1	(1)
AUTO EXP	0	1	1
RENT EXPENSE	107	74	(33)
RENT ADD ON EXP	—	1	1
UTILITIES	3	8	5
R&M	10	6	(4)
ALARM SERVICE	—	—	—
MOVING EXP	—	1	1
EQUIP RENTAL	2	—	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	17	31	13
TELEPHONE REPAIRS	—	1	1
FREIGHT HOUSE	16	11	(5)
POSTAGE	9	10	1

COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	0	21	21
OFFICE EXP	8	7	(2)
PRINTING/STATIONARY	3	8	6
DUES & SUBS	0	1	1
DATA LINES	—	—	—
COMPUTER SUPPLIES	1	0	(1)
COMPUTER SUPPORT	0	6	6
OFFICE SUPPLIES	8	10	2
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	1	3	1
PROFESSIONAL FEES	—	9	9
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	0	1	0
USE TAX/SALES TAX	161	146	(15)
CONTRIBUTIONS	1	0	(1)
INTEREST	—	2	2
MISCELLANEOUS	—	0	0
MANAGEMENT FEE/(RECEIPT)	—	110	110

TOTAL G&A	595	764	168

TOTAL CASH DISBURSEMENTS	4,429	4,324	(105)

NET CASH FLOW	688	(31)	719

HALO Industries, Inc.
December 2002

Case #02 B 12059

Exhibit D—Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059
FOR MONTH ENDING DECEMBER, 2002

STATEMENT OF INVENTORY

Beginning inventory	$853,080.49
Add: purchases	$65,268.05
Less: goods sold (cost basis)	$189,174.47
Ending inventory	$729,174.07

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$437,740.37
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT

HALO Industries, Inc.
December 2002

Case #02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS	CASE NO.: 02 B 12059

        FOR MONTH ENDING DECEMBER, 2002

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal Income Taxes	Yes (X)	No ( )
2. FICA withholdings	Yes (X)	No ( )
3. Employee's withholdings	Yes (X)	No ( )
4. Employer's FICA	Yes (X)	No ( )
5. Federal Unemployment Taxes	Yes (X)	No ( )
6. State Income Tax	Yes (X)	No ( )
7. State Employee withholdings	Yes (X)	No ( )
8. All other state taxes	Yes ( )	No (X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $61,269 due September 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

  •
  The following Property Taxes have not been paid pending resolution—City of San Francisco ($4,941), Broward Cty ($1,809), Fulton Cty ($3,242), and Jefferson County ($1,144).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
November 1, 2002 to November 30, 2002

DATE SUBMITTED:	2/10/2003
DATE REQUIRED:	12/13/2002
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
PAYTO	13824	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$472.60
PAYTO	23922	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—
PAYTX	13840	20	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—
PAYTO	25578	20	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
		20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
PAYTO	13828	20	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$—
PAYTO	13826	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
PAYTX	12790	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$—
PAYTO	13829	20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$—
PAYTX	15880	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$61.00
PAYTO1	23382	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$12.84

PAYTO	13834	20	State Tax Commission PO Box 76 Boise, ID 83707	$—
PAYTO	16885	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$299.17
PAYTX	14260	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$179.43
PAYTX	1994	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$115.00
PAYTO1	14259	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$104.09
PAYTO	13837	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$373.30
PAYTX	13833	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$1,590.36
PAYTAX	3568	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$102.00
PAYTO	13835	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$95.17
PAYTX	28769	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$132.52
PAYTO	22156	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$119.38
Qtrly PAYTX1	16090	30	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—

Subtotal of checks required				3,656.86

EFT's			NO CHECKS ARE REQUIRED	EFT's
	24/30	24	California Board of Equalization	$56.00
	10614	30	Commissioner of Revenue Services	$498.34
PAYTX
		20	Florida Dept of Revenue	$1,573.67
EDI Return & Payment
		20	Georgia Dept of Revenue	$1,641.95
Prepays	5/7/2002	7	Illinois Dept of Revenue	$—
Prepays	5/15/2002	15	Illinois Dept of Revenue	$—
Prepays	5/22/2002	22	Illinois Dept of Revenue	$—
Prepays	5/31/2002	31	Illinois Dept of Revenue	$—
		20	Illinois Dept of Revenue	$—
		20	Indiana Dept of Revenue	$149.80
		20	PA Dept of Revenue	$474.73
		20	Tennessee Department of Revenue	$697.00
		20	Texas Dept of Revenue	$5,166.25
		20	Wisconsin Department of Revenue	$51.23

Subtotal of EFTS				$10,308.97

Total Sales Tax Payments				$13,965.83

			Check Disbursements By Date:
			Check Disbursements Post Marked the 15th	$385.52
			Check Disbursements Post Marked the 20th	$3,151.96
			Check Disbursements Post Marked the 25th	$119.38
			Check Disbursements Post Marked the 30th	$—
			Check Disbursements Post Marked the 31st	$—
			Total Checks	$3,656.86

			EFT Disbursements By Date:
			EFT Disbursements Posted By Bank On 7th:	$—
			EFT Disbursements Posted By Bank On 8th:	$—
			EFT Disbursements Posted By Bank On 15th:	$—
			EFT Disbursements Posted By Bank On 20th:	$9,754,63
			EFT Disbursements Posted By Bank On 22nd:	$—
			EFT Disbursements Posted By Bank On 24th:	$56.00
			EFT Disbursements Posted By Bank On 30th:	$498.34
			EFT Disbursements Posted By Bank On 31th:	$—
			Total EFT Disbursements	$10,308.97

			Total Disbursements	$13,965.83

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
November 1, 2002 to November 30, 2002

DATE SUBMITTED:	2/10/2003
DATE REQUIRED:	11/13/2002
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
	64160	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$962.37
	8324	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$1.30
Morgan		20	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$8.87
	3839	20	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$236.74
Quarterly	65228	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
	66096	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$62.81
CITYH		20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$356.50
	61395	20	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$2,555.72
	66073	20	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$196.35
	7753	20	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$22.70
	65556	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$1,444.00

	8463	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$129.40
	64194	30	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$103.21
	65735	20	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$2,087.13
IIAADE	20/30	20	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$762.20
	62370	20	Indiana Dept of Revenue P.O. Box 7218 Indianapolis, IN 46207-7218	$6,309.34
	62645	25	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$2,442.10
	65157	20	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$765.86
	5719	20	Department of Revenue and Taxation PO BOX 3138 Baton Rouge, LA 70821-3138	$2,697.00
	5732	20	City of Baton Rougee Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$1,819.12
	61177	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$2,506.99
	64189	20	State of MD- Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Annapolis, MD 21411-0001	$1,142.07
	63030	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$16,642.32

	63050	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$5,319.00
	61390 20/30	20	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$3,542.53
	63245	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$6,468.08
	63242	30	Office of State Tax Commissioner State Capitol 600 East Boulevard Ave Bismarck, ND 58505-0599	$1,081.38
	65295	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$1,127.21
	65099	25	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128	$124.09
	65215	30	Nevada Department of Taxation P.O. Box 98560 Las Vegas, NV 89193-8560	$2,961.31
	63239	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$8,064.84
	65176	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$6,726.25
	63330	15	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$506.88
	64193	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$3,128.61
	64196	20	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$7,688.00
	61175	20	Virginia Department of Taxation Processing Services Division	$3,079.68
Note: New Address			PO Box 26626 Richmond, VA 23261-6626

	64198	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$1,821.67

Subtotal of checks required				$94,893.63

EFT's—NO CHECKS REQUIRED				EFT's

EFT Payment	64182 24/30	24	Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	$39,264.00
EDI Return & Payment	64187	20	Florida Dept. of Revenue 5050 W. Tennessee Street Tallahassee, FL 32314-6527	$3,998.06
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Prepayment		N/A	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—
EFT Payment	3/20/2002	20	Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$0.00
EFT Payment	65156	20	PA Dept of Revenue Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406	$11,135.39
EDI Return & Payment	64195	20	State Treasurer John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100	$8,581.91
	64945	20	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$3,575.82

Subtotal of EFT's required				$66,555.18

			Grand total	$161,448.81

Check Disbursements By Date:
Check Disbursements Post Marked the 15th	$30,343.53
Check Disbursements Post Marked the 20th	$56,016.34
Check Disbursements Post Marked the 25th	$4,387.86
Check Disbursements Post Marked the 30th	$4,145.90
Check Disbursements Post Marked the 31th	$—
Total Checks	$94,893.63

EFT Disbursements By Date:
EFT Disbursements Posted By Bank On 20th	$27,291.18
EFT Disbursements Posted By Bank On 24th	$39,264.00
EFT Disbursements Posted By Bank On 30th	$—
EFT Disbursements Posted By Bank On 31th	$—
Total EFT Disbursements	$66,555.18

Total Disbursements	$161,448.81

HALO Industries, Inc.
December 2002

Case #02 B 12059

Exhibit G—Profit and Loss Statement

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
December 31, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,118,313	$138,914,679
Less: Returns and Allowances	—	(83)
Net Revenue	$1,118,313	$138,914,596
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	766,184	99,061,749
Gross Profit	352,128	39,852,847
OPERATING EXPENSES
Advertising	—	155,508
Auto and Truck Expenses	—	46,679
Bad Debts	(53,540)	4,921,272
Contributions
Employee Benefits Programs	(536,455)	2,600,192
Insider Compensation*	125,169	23,587,677
Insurance	29,436	772,368
Management Fee/Bonuses	10,333	1,705,577
Office Expense	12,132	344,013
Pension & Profit Sharing Plans
Repairs and Maintenance	15,192	564,334
Rent and Lease Expense	68,878	7,321,797
Salaries/Commission/Fees	336,312	16,100,490
Supplies	2,926	543,485
Taxes—Payroll	18,584	1,171,555
Taxes—Real Estate
Taxes—Other	51,381	704,779
Travel and Entertainment	33,668	939,328
Utilities	2,223	363,807
Other (attach schedule)	149,544	13,077,608
Total Operating Expenses Before Depreciation	265,783	74,920,469
Depreciation/Depletion/Amortization	(2,837,459)	3,726,181
Net Profit (Loss) Before Other Income & Expenses	2,923,805	(38,793,803)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	276	9,588
Interest Expense	(24,231)	5,168,916
Other Expense (attach schedule)	—	1,682,297
Net Profit (Loss) Before Reorganization Items	2,899,850	(31,933,003)
REORGANIZATION ITEMS
Professional Fees	753,790	14,592,835
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(232,059)
Other Reorganization Expenses (attach schedule)	(7,372,490)	(4,631,230)
Total Reorganization Expenses	(6,618,700)	9,729,546
Income Taxes	—	—
Net Profit (Loss)	$9,518,550	$(41,662,549)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
December 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	6,789	697,124
Marketing	—	10,472
Catalogs	—	5,376,593
Promotion and business development	—	25,145
Exhibit & show expenses	15,454	213,169
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	13,204	248,249
Recruiting expense	—	908
Telemarketing—phone	1,250	7,215
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	36,414	2,620,028
Postage and freight	10,149	1,703,918
Bank fees/credit card charges	11,773	981,779
Computer expenses	4,470	538,813
Public company expenses	36,536	791,284
Other	13,504	5,820,766
Allocation Exp	—	(5,988,571)
Total Other	149,544	13,077,608

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
December 31, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$2,523,416
Less: Returns and Allowances	—	—
Net Revenue	$—	$2,523,416
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	—	1,572,316
Gross Profit	—	951,101
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	(193)	64,739
Insider Compensation*	—	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,564
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	7,811
Salaries/Commission/Fees	7,308	533,540
Supplies	—	1,025
Taxes—Payroll	562	58,718
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	—	10,681
Utilities	—	105
Other (attach schedule)	—	165,489
Total Operating Expenses Before Depreciation	7,676	1,129,714
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(7,676)	(178,613)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(7,676)	59,981
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(7,676)	$59,981

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
December 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	—	6,446
Postage and freight	—	1,319
Bank fees/credit card charges	—	(1,489)
Computer expenses	—	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	—	156,250
Total Other	—	165,489

Lee Wayne Co.
STATEMENT OF OPERATIONS
(Income Statement)
December 31, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$3,905,172	$72,861,987
Less: Returns and Allowances	—	—
Net Revenue	$3,905,172	$72,861,987
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,487,923	45,028,014
Gross Profit	1,417,249	27,833,973
OPERATING EXPENSES
Advertising	16	2,121
Auto and Truck Expenses	88	4,128
Bad Debts	(236,865)	211,660
Contributions
Employee Benefits Programs	20,555	624,964
Insider Compensation*	665,096	13,962,573
Insurance	11,322	144,194
Management Fee/Bonuses	—	—
Office Expense	21,230	185,948
Pension & Profit Sharing Plans
Repairs and Maintenance	6,309	156,369
Rent and Lease Expense	55,554	977,273
Salaries/Commission/Fees	245,249	4,173,917
Supplies	7,621	199,618
Taxes—Payroll	17,646	324,558
Taxes—Real Estate
Taxes—Other	694	12,274
Travel and Entertainment	16,181	219,950
Utilities	4,407	63,374
Other (attach schedule)	97,850	9,640,301
Total Operating Expenses Before Depreciation	932,951	30,903,222
Depreciation/Depletion/Amortization	107,333	1,886,875
Net Profit (Loss) Before Other Income & Expenses	376,965	(4,956,124)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	15,645	398,150
Interest Expense	(1,907)	(115,022)
Other Expense (attach schedule)	—	111,046
Net Profit (Loss) Before Reorganization Items	390,703	(4,561,950)
REORGANIZATION ITEMS
Professional Fees	1,443	76,910
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,443	76,910
Income Taxes	155,700	(1,836,200)
Net Profit (Loss)	$233,560	$(2,802,660)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
STATEMENT OF OPERATIONS — continuation sheet
December 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	43,652	607,880
Sample amortization	—	—
Marketing	—	1,249
Catalogs	2,197	181,356
Promotion and business development	—	—
Exhibit & show expenses	20,790	250,485
National meeting expense	(130,293)	(40,496)
Regional meeting expense	—	—
Royalty fees	77,997	922,104
Recruiting expense	1,352	20,670
Telemarketing—phone	8,915	46,410
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	23,659	602,367
Postage and freight	16,409	355,208
Bank fees/credit card charges	19,066	347,755
Computer expenses	6,704	104,652
Public company expenses	—	20,250
Other	7,402	45,411
Allocation Exp	—	6,175,000
Total Other	97,850	9,640,301

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
December 31, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$5,023,485	$211,776,666
Less: Returns and Allowances	—	(83)
Net Revenue	$5,023,485	$211,776,583
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	3,254,107	144,089,763
Gross Profit	1,769,378	67,686,819
OPERATING EXPENSES
Advertising	16	158,535
Auto and Truck Expenses	88	50,807
Bad Debts	(290,406)	5,155,020
Contributions
Employee Benefits Programs	(515,900)	3,349,641
Insider Compensation*	790,265	37,550,250
Insurance	40,758	916,562
Management Fee/Bonuses	10,333	1,870,659
Office Expense	33,363	535,433
Pension & Profit Sharing Plans
Repairs and Maintenance	21,501	722,177
Rent and Lease Expense	124,432	8,535,779
Salaries/Commission/Fees	581,561	21,405,249
Supplies	10,547	743,103
Taxes—Payroll	36,230	1,572,273
Taxes—Real Estate
Taxes—Other	52,074	717,054
Travel and Entertainment	49,849	1,180,505
Utilities	6,630	438,966
Other (attach schedule)	256,937	22,917,705
Total Operating Expenses Before Depreciation	1,208,277	107,819,718
Depreciation/Depletion/Amortization	(2,730,126)	6,300,140
Net Profit (Loss) Before Other Income & Expenses	3,291,227	(46,433,039)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	15,921	408,444
Interest Expense	(26,138)	(265,482)
Other Expense (attach schedule)	—	1,793,344
Net Profit (Loss) Before Reorganization Items	3,281,010	(44,496,733)
REORGANIZATION ITEMS
Professional Fees	755,233	14,644,403
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(232,059)
Other Reorganization Expenses (attach schedule)	(7,372,490)	(4,631,230)
Total Reorganization Expenses	(6,617,257)	9,781,114
Income Taxes	155,700	(1,836,200)
Net Profit (Loss)	$9,742,566	$(52,441,647)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS — continuation sheet
December 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	43,652	635,096
Sample amortization	6,789	697,124
Marketing	—	11,721
Catalogs	2,197	5,557,949
Promotion and business development	—	37,501
Exhibit & show expenses	36,244	463,654
National meeting expense	(130,293)	(40,496)
Regional meeting expense	—	3,500
Royalty fees	91,201	1,170,353
Recruiting expense	1,352	21,579
Telemarketing—phone	10,164	53,625
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	60,433	3,226,285
Postage and freight	26,558	2,058,966
Bank fees/credit card charges	30,840	1,329,594
Computer expenses	21,293	683,415
Public company expenses	36,536	811,534
Other	19,969	6,009,877
Allocation Exp	—	186,429
Total Other	256,937	22,917,705

HALO Industries, Inc.
December 2002

Case #02 B 12059

Exhibit H—Balance Sheet

HALO DIP
BALANCE SHEET
December 31, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(19,414)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	1,378,613	47,810,047
Notes Receivable	—	—
Inventories	679,090	12,658,204
Prepaid Expenses	1,365,521	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	161,682,690	192,206,777
TOTAL CURRENT ASSETS	$165,086,500	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	14,367,528	16,998,197
Furniture, Fixtures and Office Equipment	4,079,503	9,717,576
Leasehold Improvements	1,174,388	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,447,959)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$5,330,402	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	229,485,029	233,583,342
TOTAL OTHER ASSETS	$229,485,029	$233,583,342
TOTAL ASSETS	399,901,931	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	6,365,955	27,060,128
Taxes Payable (refer to FORM MOR-4)	(9,363,786)	(11,489,445)
Wages Payable	976,325	8,197,012
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	8,041,169	47,213,511
TOTAL POSTPETITION LIABILITIES	$6,019,663	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$33,727,181	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings—Postpetition	(15,502,825)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(35,954,115)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$366,174,751	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	399,901,932	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET—continuation sheet
December 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	1,895,000
Intercompany Receivable (Payable)	159,787,690	192,206,777
Other Current Assets	161,682,690	192,206,777
Other Assets
Intangible Assets	9,286,821	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,912,477	(23)
CSV—Life insurance	—	1,202,742
Security deposits	388,643	287,341
Other assets—miscellaneous	(7,458)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	229,485,029	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	63,603	574,217
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	168,913	9,916,853
Customer deposit	77,524	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	105	—
Accrued expenses other	3,281,275	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	4,621,711	9,213,061
Term loans	—	—
Line of credit	38,581	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	(300)	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	8,041,169	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,075,669)	(290,092)
CTA—forecast category only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(35,954,115)	17,654,646

Events by HA-LO
BALANCE SHEET
December 31, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	737	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	6,807	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,004,758	2,336,788
TOTAL CURRENT ASSETS	$2,026,911	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,016,407	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$(26,969)	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$19,424	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	2,128,661	1,581,035
Retained Earnings—Postpetition	(131,678)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$1,996,983	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,016,407	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
December 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,004,758	2,336,788
Other Current Assets	2,004,758	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Lee Wayne Co.
BALANCE SHEET
December 31, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(829,915)	(47,580)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	7,060,740	7,922,872
Notes Receivable	—	—
Inventories	708,484	1,442,802
Prepaid Expenses	889,212	2,661,027
Professional Retainers
Other Current Assets (attach schedule)	3,300,280	2,876,123
TOTAL CURRENT ASSETS	$11,128,801	$14,855,244
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	771,416	773,080
Furniture, Fixtures and Office Equipment	1,025,087	1,048,477
Leasehold Improvements	419,704	32,432
Vehicles	35,599	18,923
Less Accumulated Depreciation	(1,405,112)	(1,023,870)
TOTAL PROPERTY & EQUIPMENT	$846,694	$849,041
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	6,345,650	7,824,737
TOTAL OTHER ASSETS	$6,345,650	$7,824,737
TOTAL ASSETS	18,321,145	$23,529,022
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	1,611,717	7,200,545
Taxes Payable (refer to FORM MOR-4)	541,063	2,237,016
Wages Payable	1,030,524	943,452
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	960,468	3,354,202
TOTAL POSTPETITION LIABILITIES	$4,143,772	$13,735,215
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	7,186,358	—
TOTAL PRE-PETITION LIABILITIES	$7,186,358	$—
TOTAL LIABILITIES	$11,330,129	$13,735,215
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	8,680,830	9,345,287
Retained Earnings—Postpetition	(1,689,814)	448,520
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$6,991,016	$9,793,807
TOTAL LIABILITIES AND OWNER'S EQUITY	18,321,145	$23,529,022

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
BALANCE SHEET — continuation sheet
December 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	3,300,280	2,876,123
Other Current Assets	3,300,280	2,876,123
Other Assets
Intangible Assets	6,328,684	7,808,121
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	16,966	16,616
Other assets—miscellaneous	—	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	6,345,650	7,824,737
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	257,932	2,165,271
Accounts payable—rebates receivable	—	—
Accounts payable—manual	194,019	346,634
Customer deposit	148,008	145,207
Accrued interest	708	708
Accrued WIP costs	—	—
Accrued expenses other	197,735	247,482
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	111,046
Term loans	—	(0)
Line of credit	0	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	139,241	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	960,468	3,354,202
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Chapter 11
BALANCE SHEET
December 31, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(982,650)	1,099,951
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	8,437,998	55,773,499
Notes Receivable	—	—
Inventories	1,387,574	14,101,006
Prepaid Expenses	2,360,612	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	93,806,790	131,258,108
TOTAL CURRENT ASSETS	$105,010,323	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	15,138,944	19,011,257
Furniture, Fixtures and Office Equipment	5,104,590	10,365,612
Leasehold Improvements	1,594,092	4,185,879
Vehicles	52,065	96,131
Less Accumulated Depreciation	(15,853,071)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$6,177,095	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	20,646,854	26,224,254
TOTAL OTHER ASSETS	$20,646,854	$26,224,254
TOTAL ASSETS	131,834,273	$258,955,661
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	7,977,671	36,407,579
Taxes Payable (refer to FORM MOR-4)	(8,828,242)	(9,257,948)
Wages Payable	2,085,531	9,400,073
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	25,525,522	67,349,786
TOTAL POSTPETITION LIABILITIES	$26,760,481	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	37,043,253	—
TOTAL PRE-PETITION LIABILITIES	$37,043,253	$—
TOTAL LIABILITIES	$63,803,735	$103,899,490
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(345,825,798)	(63,637,469)
Retained Earnings—Postpetition	(20,782,565)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	(35,954,093)	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$68,030,538	$155,056,168
TOTAL LIABILITIES AND OWNER'S EQUITY	131,834,273	$258,955,658

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
BALANCE SHEET — continuation sheet
December 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	1,895,000	—
Intercompany Receivable (Payable)	91,911,790	131,258,108
Other Current Assets	93,806,790	131,258,108
Other Assets
Intangible Assets	15,615,505	21,859,196
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,912,477	(23)
CSV—Life insurance	—	1,202,742
Security deposits	405,610	303,957
Other assets—miscellaneous	(7,458)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	(0)	72,940
Other Assets	20,646,854	26,224,254
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable—unvouchered receipts	321,535	2,739,488
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	362,932	10,263,487
Customer deposit	225,531	5,028,202
Accrued interest	708	5,449
Accrued WIP costs	105	—
Accrued expenses other	3,955,358	7,369,510
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	17,712,886	22,415,283
Term loans	1,489,929	1,492,269
Line of credit	38,581	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	(300)	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	139,241	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	25,525,522	67,349,786
Adjustments to Owner Equity
Unamortized compensation—SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,075,646)	(334,621)
CTA—forecast category only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(35,954,093)	17,610,117

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
December, 2002 M.YTD
(Unaudited)

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	(20,150)	0	737	(19,414)
Short-term investments	1,895,000			1,895,000
Receivables:
Trade receivables	843,741	(470,976)	6,807	379,572
Other receivables	999,041			999,041
Intercompany receivables	157,782,932	(27,619)	2,004,758	159,787,690
Inventory	679,090	0		679,090
Prepaid expenses and deposits	1,326,894	24,018	14,609	1,365,521
Current Assets	163,506,547	(474,578)	2,026,911	165,086,500
PROPERTY AND EQUIPMENT
Property and equipment	19,745,795	32,565		19,778,360
Accumulated Deprec Property & equipment	(14,439,702)	(8,257)		(14,447,959)
Total Property & Equipment, Net	5,306,094	24,308		5,330,402
Intangible assets, net	9,286,821			9,286,821
Other	220,208,712		(10,504)	220,198,208
Total Other assets	229,495,533		(10,504)	229,485,029
Total Assets	398,308,174	(450,269)	2,016,407	399,901,931
LIABILITIES CURRENT LIABILITIES
Accts Payable—Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable—Post	5,883,729	(476,266)	(26,969)	5,380,495
Accrued Expenses:
Accrued commissions and wages	976,325		(0)	976,325
Accrued other expenses	(5,126,833)	16,705	0	(5,110,128)
Customer deposits	77,377	147	0	77,524
Due to Related Parties	15,000			15,000
Reserve for Restructuring	4,621,711			4,621,711
Total current liabilities	32,725,269	923,751	19,424	33,668,444
Long-Term Debt	38,581			38,581
Other Liabilities	20,155		0	20,155
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	421,932,304			421,932,304
Unamortized compensation	(935,620)			(935,620)
Cumulative translation account	(1,103,288)	0		(1,075,669)
Retained Earnings—Ending	(96,129,222)	(8,274,716)	1,996,983	(102,406,954)
Liabilities and shareholders' equity	405,208,870	(7,350,965)	2,016,407	399,901,932

QuickLinks

  Exhibit 99.1
December 2002 Cash Flow Statement
December 2002 Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors
December 2002 Tax Questionnaire and Related Tax Statements
December 2002 Profit and Loss Statement
December 2002 Balance Sheet